EXHIBIT 32(a)
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TII Network Technologies, Inc. (the "Company") on Form 10-K for the year ended June 24, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
J. Roach, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2005

                                       /s/ Timothy J. Roach
                                       ---------------------------
                                       Timothy J. Roach
                                       Principal Executive Officer